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                                EXHIBIT 99.B4


REGISTRANTS STOCK CERTIFICATE


             Incorporated Under the Laws of the State of Maryland
                       American National Growth Fund, Inc.
                                   Galveston, Texas
Common Stock Number                                       Common Stock Shares
                                                              See Reverse for
                                                          Certain Definitions

This Certifies That                                           is the owner of

fully paid and non-assessable shares of Common Stock of AMERICAN NATIONAL GROWTH FUND, INC. of the par value of $1.00 per share, transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. NOTE: this Certificate has restrictions on transferability, whether by sale, pledge or otherwise. No pledge of this certificate shall be valid unless prior written notice is given to the Company. The Company will furnish all restriction information to the stockholder on request and without charge. Additionally, this Certificate is issued by he Company and accepted by the holder subject to all the terms and conditions pertaining to the Common Stock of the Company contained in the Certificate of Incorporation, and all amendments thereto and in the By Laws of the Company, and all amendments thereto, copies[ of which are on file in the office of the Company, and to which reference is hereby made.

This Certificate is not valid unless countersigned by the Transfer Agency-Registrar. Witness the facsimile seal of the Company and facsimile signatures of its duly authorized and designated officers.

Dated:                                      Countersigned and Registered by:
                                      Securities Management & Research, Inc.
                                                Transfer Agent and Registrar

                                                        Authorized Signature

                     American National Growth Fund, Inc.
                                   Incorporated
                                        SEAL
                                    Maryland  1989

Teresa Axelson                                               Steven H. Stubbs
Secretary                                                           President


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(back of certificate)

NO HOLDER OF ANY OF THE COMMON SHARES OF THE CORPORATION OR OTHER SECURITIES (IF ANY) OF THE CORPORATION SHALL BE ENTITLED AS A MATTER OF RIGHT TO PURCHASE ANY UNISSUED COMMON SHARES OR OTHER SECURITIES OF THE CORPORATION AT ANY TIME AUTHORIZED; BUT ANY UNISSUED COMMON SHARES OR OTHER SECURITIES OF THE CORPORATION MAY BE ISSUED AND DISPOSED OF BY THE BOARD OF DIRECTORS TO SUCH PERSONS AS THE BOARD OF DIRECTORS MAY IN ITS SOLE DISCRETION DETERMINE WITHOUT OFFERING ANY THEREOF TO HOLDERS OF COMMON SHARES OR OTHER
SECURITIES[ OF THE CORPORATION.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common               UNIF GIFT MIN ACT- _______ custodian ______ under
TEN ENT - as tenants by the entireties                         (Cust)             (Minor)
JT TEN  - as joint tenants with right of     Uniform Gifts to Minors Act _________
           and not as tenants in common                                  (State)

        Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee
_____________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

_____________________________________________________________________________

_____________________________________________________________________________

_______________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ______________________________________________



       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

_____________________________________________________________________________
                THIS SPACE MUST NOT BE COVERED IN ANY WAY